Notes Payable, Related Parties	6 Months Ended
Jun. 30, 2020
Notes Payable, Related Parties [Abstract]
NOTES PAYABLE, RELATED PARTIES

NOTE 11—NOTES PAYABLE, RELATED PARTIES

As noted above, a portion of the purchase price for the acquisition was paid by the issuance by the Company to Steve Goedeker, as representative of Goedeker, of a 9% subordinated promissory note in the principal amount of $4,100,000. The note will accrue interest at 9% per annum, amortized on a five-year straight-line basis and payable quarterly in accordance with the amortization schedule attached thereto, and mature on April 5, 2024. The remaining balance of the note at June 30, 2020 is $3,416,226 comprised of principal of $3,930,293, net of unamortized debt discount of $354,276 and loan costs of $159,791.

Pursuant to the settlement agreement described above (see Note 8), the parties entered into an amendment and restatement of the note that became effective as of the closing of the IPO on August 4, 2020, pursuant to which (i) the principal amount of the existing note was increased by $250,000, (ii) upon the closing of the IPO, the Company agreed to make all payments of principal and interest due under the note through the date of the closing, and (iii) from and after the closing, the interest rate of the note was increased from 9% to 12%. The Company also agreed to grant to the sellers, Goedeker, Steve Goedeker and Mike Goedeker, a security interest in all of the assets of the Company to secure its obligations under the amended and restated note and entered into a security agreement with them that became effective upon the closing of the IPO.

The Company has the right to redeem all or any portion of the note at any time prior to the maturity date without premium or penalty of any kind. The note contains customary events of default, including in the event of (i) non-payment, (ii) a default by the Company of any of its covenants under the asset purchase agreement or any other agreement entered into in connection with the asset purchase agreement, or a breach of any of representations or warranties under such documents, or (iii) the bankruptcy of the Company. The note also contains a cross default provision which provides that if there occurs with respect to the revolving loan with Burnley or the term loan with SBCC (A) a default with respect to any payment obligation thereunder that entitles the holder thereof to declare such indebtedness to be due and payable prior to its stated maturity or (B) any other default thereunder that entitles, and has caused, the holder thereof to declare such indebtedness to be due and payable prior to maturity. Since the defaults under the loans with Burnley and SBCC are not payment defaults, they fall under clause (B) above and would require Burnley or SBCC to accelerate the payment of indebtedness under their notes (which they have not done) before the cross default provisions would result in a default under this note.

As stated above, although the Company has defaulted under this note, Goedeker has no right to accelerate the note because the note has specific subordination provisions that prohibit such acceleration.

Maturities of debt are as follows:

For the years ended December 31,
2020 (remainder of year)	$1,068,243
2021	795,639
2022	869,700
2023	950,655
2024	246,056
Total	3,930,293
Less: loan costs	(159,791)
Discounts	(354,276)
Total	$3,416,226